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                                                                   EXHIBIT 10.14

                                 AMENDMENT NO. 5
                   TO AMENDED AND RESTATED MASTER CONSTRUCTION
                             AND TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER CONSTRUCTION AND TERM LOAN AGREEMENT, executed on June 27, 2002, but having an effective date as of May 31, 2002 (the "Amendment"), among FCA Real Estate Holdings, LLC, a Delaware limited liability company (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent and administrative bank (in such capacity, the "Administrative Bank") and as collateral agent (in such capacity, the "Collateral Agent") and the "Lender parties" to the Original Agreement described in this Amendment (each a "Lender" and collectively the "Lenders") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent (in such capacity, the "Collateral Agent").

                                    RECITALS:

         A. The Borrower, the Administrative Bank, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000, as amended by an Amendment No. 1 to Amended and Restated Master Construction and Term Loan Agreement dated as of June 14, 2001, an Amendment No. 2 to Amended and Restated Master Construction and Term Loan Agreement dated as of July 19, 2001, an Amendment No. 3 to Amended and Restated Master Construction and Term Loan Agreement dated as of August 21, 2001 and an Amendment No. 4 to Amended and Restated Master Construction and Term Loan Agreement dated as of February 28, 2002 (as so amended and supplemented by the Supplements through the Series M Loan, the "Original Agreement").

         B. The Borrower has requested the Administrative Bank and the Lenders to further amend certain provisions of the Original Agreement.

         C. Subject to the terms and conditions of this Amendment, the Administrative Bank and the Lenders have agreed to the Borrower's requests.

         NOW, THEREFORE, the parties agree as follows:

         1. DEFINED TERMS. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.

         2. AMENDMENTS. The definitions of Approved Projects, Stock Purchase Agreement, and Termination Date appearing in the DEFINITIONS Section of the Original Agreement are respectively amended in their entireties to read as follows:

                  "Approved Projects: Borrower's sports and health club facilities respectively located in Burr Ridge, IL and Skokie, IL, and up to five (5) additional projects

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         approved by the Administrative Bank which will be the Projects to be respectively located in Rochester Hills, MI, Canton Township, MI, Tempe, AZ and two (2) other of the Borrower's sports and health club facilities approved by the Lenders.

                  Stock Purchase Agreement: With respect to: (a) Norwest Equity Partners V, the Stock Purchase Agreement dated May 7, 1996 among Borrower and the "Purchasers" party thereto; (b) Norwest Equity Partners V and Norwest Equity Partners VI, the Stock Purchase Agreement dated December 8, 1998 among Borrower and the "Purchasers" party thereto; (c) Norwest Equity Partners VII, the Series C Stock Purchase Agreement dated August 16, 2000 among Borrower and the "Purchasers" party thereto, and (d) Norwest Equity Partners V and Norwest Equity Partners VII, the Series D Stock Purchase Agreement dated July 19, 2001 among Borrower and the "Purchasers" party thereto.

                  Termination Date: The earlier of: (a) June 30, 2003; or (b) the date on which the Administrative Bank and the Super Majority Lenders terminate the Aggregate Commitment and the Commitments in accordance with Section VI.2."

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when, and only when, the Administrative Bank shall have received:

                  (a) Counterparts of this Amendment executed by the Borrower, the Administrative Bank and all Lenders; and

                  (b) Such other documents as the Administrative Bank or any Lender may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Bank and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Bank and the Lenders and the Collateral Agent as follows:

                  (a) The execution, delivery and performance by the Borrower of the Original Agreement as amended by this Amendment and any other documents to be executed and/or delivered by Borrower in connection herewith have been duly authorized by all necessary company action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any member), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's Articles of Organization, Member Control Agreement or Operating Agreement, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

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                  (b)      The representations and warranties contained in the
         Original Agreement are true and correct as of the date hereof as though made on that date except to the extent that such representations and warranties relate solely to an earlier date and except that the representations and warranties set forth in Section IV.5, of the Original Agreement with respect to the audited or unauditied financial statements of the Borrower or the Lessee, as the case may be, shall be deemed to be a reference to the most recent audited or unaudited financial statements of the relevant Person delivered to the Lenders pursuant to Section V.7 of the Original Agreement;

                  (c) (i) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or any Lender for payment of any Note; and (ii) the Borrower hereby releases and forever discharges the Administrative Bank, each Lender and their respective successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against such Person by virtue of such Person's relationship to the Borrower in connection with the Loan Documents and the transactions related thereto;

                  (d) The Original Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, remains in full force and effect and is enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and

                  (e) No Default or Event of Default exists prior to or after giving effect to this Amendment.

         5.       REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) From and after the date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Original Agreement, and each reference to the "Credit Agreement", "Loan Agreement", "thereunder", "thereof', "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Bank, any Lender or the Collateral Agent under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.

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         6.       COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Administrative Bank and each Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys' fees and legal expenses. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Bank and each Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in Borrower's paying or omission to pay, such taxes or fees.

         7. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    FCA REAL ESTATE HOLDINGS, LLC

                                    By:  LIFE TIME FITNESS, INC.
                                    Its: Manager

                                    By:  _____________________________________
                                         Eric J. Buss, its Vice President

                                    U.S. BANK NATIONAL ASSOCIATION, as the
                                    Administrative Bank, the Collateral Agent and a Lender

                                    By:  _____________________________________
                                         Karen E. Weathers, its Vice President

                                    BANK ONE, NA (as the successor by merger to Bank One, Michigan) (Chicago Office), as a Lender

                                    By:  _____________________________________
                                    Its: First Vice President


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                                    MB FINANCIAL BANK, N.A., as a Lender

                                    By:  _____________________________________
                                    Its: Senior Vice President

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